UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 30, 2011
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-33894	98-0459178
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Point at Inverness, Suite 280	80112
8310 South Valley Highway	(Zip Code)
Englewood, Colorado
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 30, 2011, the Registrant filed a technical report titled “NI 43-101 Technical Report on the Gold Rock Project, White Pine County, Nevada” dated March 28, 2011 (the “Gold Rock Report”) with the securities regulatory authorities in Canada.  The Gold Rock Report is hereby being furnished to the Securities and Exchange Commission (“SEC”) as Exhibit 99.1 to this Current Report on Form 8-K to satisfy the Registrant’s “public disclosure” obligations under Regulation FD of the SEC.  The Gold Rock Report was prepared in accordance with National Instrument 43-101 of the Canadian Securities Administrators (“NI 43-101”) by William J. Crowl, R.G., Vice-President Mining of Gustavson Associates, LLC, Donald E. Hulse, P.E., Principal Mining Engineer of Gustavson Associates, LLC, Terre A. Lane, M.AusIMM, Principal Mining Engineer of Gustavson Associates, LLC, and Donald J Baker, Ph.D., Associate Principal Geologist of Gustavson Associates, LLC, each of whom is a Qualified Person as defined by NI 43-101.

On April 1, 2011, the Registrant filed a technical report titled “NI 43-101 Technical Report on the Midway Project, Nye County, Nevada” dated April 1, 2011 (the “Midway Report”) with the securities regulatory authorities in Canada.  The Midway Report is hereby being furnished to the SEC as Exhibit 99.2 to this Current Report on Form 8-K to satisfy the Registrant’s “public disclosure” obligations under Regulation FD of the SEC.  The Midway Report was prepared in accordance with NI 43-101 by William J. Crowl, R.G., Vice-President Mining of Gustavson Associates, LLC, Donald E. Hulse, P.E., Principal Mining Engineer of Gustavson Associates, LLC, Terre A. Lane, M.AusIMM, Principal Mining Engineer of Gustavson Associates, LLC, and Donald J Baker, Ph.D., Associate Principal Geologist of Gustavson Associates, LLC, each of whom is a Qualified Person as defined by NI 43-101.

On April 4, 2011, the Registrant filed a technical report titled “NI 43-101 Preliminary Feasibility Study of the Pan Gold Project, White Pine County, Nevada” dated April 4, 2011 (the “Pan Report”) with the securities regulatory authorities in Canada.  The Pan Report is hereby being furnished to the SEC as Exhibit 99.3 to this Current Report on Form 8-K to satisfy the Registrant’s “public disclosure” obligations under Regulation FD of the SEC.  The Pan Report was prepared in accordance with NI 43-101 by William J. Crowl, R.G., Vice-President Mining of Gustavson Associates, LLC, Donald E. Hulse, P.E., Principal Mining Engineer of Gustavson Associates, LLC, Terre A. Lane, M.AusIMM, Principal Mining Engineer of Gustavson Associates, LLC, Donald J. Baker, Ph.D. MMSA, Associate Principal Geologist of Gustavson Associates, LLC, and Deepak Malhotra, Ph.D. M.AusIMM, of Resource Development, Inc., each of whom is a Qualified Person as defined by NI 43-101.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the Gold Rock Report, Midway Report, and Pan Report (collectively, the “Technical Reports”) is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

All mineral resources in the Technical Reports have been estimated in accordance with the definition standards on mineral resources and mineral reserves of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101.  U.S. reporting requirements for disclosure of mineral properties are governed by the SEC Industry Guide 7 (“Guide 7”).  NI 43-101 and Guide 7 standards are substantially different.  The terms “mineral reserve”, “proven mineral reserve” and “probable mineral reserve” are Canadian mining terms as defined in accordance with NI 43-101.  These definitions differ from the definitions in Guide 7.  Under Guide 7 standards, a “final” or “bankable” feasibility study is required to report reserves, the three-year historical average price is used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority.

The Technical Reports use the terms “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource”.  These terms are defined in and required to be disclosed by NI 43-101; however, these terms are not defined terms under Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC.  Investors are cautioned not to assume that any part or all of mineral deposits in these categories will ever be converted into reserves.  “Inferred mineral resources” have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable.  Disclosure of “contained pounds” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute “reserves” by SEC standards as in place tonnage and grade without reference to unit measures.

Item 9.01. Exhibits.

The following Exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	NI 43-101 Technical Report on the Gold Rock Project, White Pine County, Nevada dated March 28, 2011
99.2	NI 43-101 Technical Report on the Midway Project, Nye County, Nevada dated April 1, 2011
99.3	NI 43-101 Preliminary Feasibility Study of the Pan Gold Project, White Pine County, Nevada dated April 4, 2011
99.4	Consent of William J. Crowl, dated April 21, 2011
99.5	Consent of Thom Seal, dated April 21, 2011
99.6	Consent of Snowden Mining Industry Consultants Inc., dated April 21, 2011
99.7	Consent of Resource Development, Inc., dated April 21, 2011
99.8	Consent of Gustavson Associates, LLC, dated April 21, 2011
99.9	Consent of Eric LeLacheur, dated April 21, 2011
99.10	Consent of Eric Chapman, dated April 21, 2011
99.11	Consent of Deepak Malhotra, dated April 21, 2011
99.12	Consent of Differential Engineering Inc., dated April 21, 2011
99.13	Consent of Donald E. Hulse, dated April 21, 2011
99.14	Consent of Donald Harris, dated April 21, 2011
99.15	Consent of Donald Baker, dated April 21, 2011
99.16	Consent of Terre A. Lane, dated April 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: May 20, 2011	By:	/s/ Kenneth Brunk
Kenneth Brunk President

EXHIBIT INDEX

The following Exhibits relating to 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	NI 43-101 Technical Report on the Gold Rock Project, White Pine County, Nevada dated March 28, 2011
99.2	NI 43-101 Technical Report on the Midway Project, Nye County, Nevada dated April 1, 2011
99.3	NI 43-101 Preliminary Feasibility Study of the Pan Gold Project, White Pine County, Nevada dated April 4, 2011
99.4	Consent of William J. Crowl, dated April 21, 2011
99.5	Consent of Thom Seal, dated April 21, 2011
99.6	Consent of Snowden Mining Industry Consultants Inc., dated April 21, 2011
99.7	Consent of Resource Development, Inc., dated April 21, 2011
99.8	Consent of Gustavson Associates, LLC, dated April 21, 2011
99.9	Consent of Eric LeLacheur, dated April 21, 2011
99.10	Consent of Eric Chapman, dated April 21, 2011
99.11	Consent of Deepak Malhotra, dated April 21, 2011
99.12	Consent of Differential Engineering Inc., dated April 21, 2011
99.13	Consent of Donald E. Hulse, dated April 21, 2011
99.14	Consent of Donald Harris, dated April 21, 2011
99.15	Consent of Donald Baker, dated April 21, 2011
99.16	Consent of Terre A. Lane, dated April 21, 2011